                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                                ________________


Date of Report (Date of earliest event reported):  June 26, 2001


                                 Medarex, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          New Jersey                   0-19312             22-2822175
     (State of Incorporation       (Commission File     (I.R.S. Employer
        or Organization)               Number)         Identification No.)

                           707 State Road, Suite 206
                        Princeton, New Jersey 08540-1437
              (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number including area code:    (609) 430-2880

                                 Not Applicable
         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

                    (c)   Exhibits.

Exhibit No.         Exhibit
-----------         -------

        1.1  Underwriting Agreement.
        3.1 Amendment to Restated Certificate of Incorporation of the Registrant, as amended.
        4.3  Subordinated Indenture.
        5.1 Opinion of Satterlee Stephens Burke & Burke LLP re: legality of securities being registered.
        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP re: tax matters.
       23.2 Consent of Satterlee Stephens Burke & Burke LLP (included in their opinion filed as Exhibit 5.1).



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDAREX, INC.


                                           By:    /s/ Christian Schade
                                                  -----------------------
                                           Name:  Christian Schade
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Date:  June 26, 2001

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                                 EXHIBIT INDEX

Exhibit No.         Exhibit
-----------         -------

        1.1  Underwriting Agreement.
        3.1 Amendment to Restated Certificate of Incorporation of the Registrant, as amended.
        4.3  Subordinated Indenture.
        5.1 Opinion of Satterlee Stephens Burke & Burke LLP re: legality of securities being registered.
        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP re: tax matters.
       23.2 Consent of Satterlee Stephens Burke & Burke LLP (included in their opinion filed as Exhibit 5.1).